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EXHIBIT 10.71


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        CIT                               Tcl:312 424-9700
        Business Credit                   Fox:312-424.9798
        Ten South LaSalle Street          www_cit.com
        22nd Flood
        Chicago, IL 60603-1097


                                                       October 31, 2004

VIA FACSIMILE
Mendocino Brewing Company, Inc.               Releta Brewing Company LLC
1 610 Airport Road                            131 Excelsior Avenue
Ukiah, California 95482                       Saratoga Springs, NY ] 2866

        RE: Loan and Security Agreement dated as of September 24, 1998. as amended (the "Loan Agreement") between Mendocino Brewing Company, Inc. and Releta Brewing Company LLC (collectively, "Borrowers") and The CIT Group/Business Credit, Inc., as successor to The CIT Group/Credit Finance, Inc. (`CIT")

        Ladies and Gentlemen:

        Reference is made to the Loan Agreement. Capitalized terms used in this letter and not specifically defined herein shall have the meanings given to such terms in the Loan Agreement_

        This letter shall confirm the agreement of CIT and Borrowers to amend the Loan Agreement to extend the Term another 60 days. Accordingly, the Loan Agreement is hereby amended as follows:

                SECTION 9.1 of the Loan Agreement is amended and restated in its entirety to read as follows:

                "9.1 TERM. This Agreement shall only become effective upon execution and delivery by Borrower and Lender and shall continue in full force and effect through December 31, 2004."

        The Loan Agreement shall terminate and all Obligations shall he due and payable in full on December 31, 2004. In consideration of CIT's agreement to extend the date of expiration of the Term of the Loan Agreement, Borrowers agree to pay to CIT a facility fee of $2500, which fee is fully earned by CIT on the date hereof, and may be charged by CIT to Borrowers' revolving loan account under the Loan Agreement as follows: $1250 on November 15. 2004 and $1250 on December 15, 2004.

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Mendocino Brewing Company, Inc. Relent Brewing
Company LLC October 31, 2004
Page 2


        Except as expressly modified by this letter agreement, all of the terms and provisions of the Linn Agreement shall remain in full force and effect, and shall apply with such force and effect to this letter, and CIT expressly reserves all rights, remedies, powers and privileges granted to CIT in the Loan Agreement and in any other document executed in connection with the Loan Agreement.

        In order to induce CIT to agree to extend the Term and amend the Loan Agreement in the manner set forth above, each Borrower hereby represents and warrants to CIT that:

        (a) the execution, delivery and performance by such Borrower of this letter are within such Borrower's corporate power and has been duly authorized by all necessary corporate action;

        (b) this letter is a legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms; and

        (c) no Event of Default exists as of the date hereof, and all of the representations and warranties contained in the Loan Agreement are true and correct as of the date hereof, except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date.

        THE VALIDITY, TERMS, PERFORMANCE AND ENFORCEMENT OF THIS LETTER SHALL BE GOVERNED BY THE LAWS AND DECISIONS OF THE STATE OF ILLINOIS WHICH ARE APPLICABLE TO CONTRACTS THAT ARE NEGOTIATED, EXECUILD, DELIVERED AND PERFORMED SOLELY IN THE STATE OF ILLINOIS. This letter may be executed in any number of counterparts, and each such counterpart is deemed to be an original, but all sued counterparts together constitute but one and the same lent. This letter is binding upon each of Boro3wcrs, CUE and their respective successors and assigns, and inures to the benefit of each of Borrowers, CIT and their respective successors and assigns.

        Please acknowledge the agreement of Borrowers to the terms and provisions of this letter by signing and returning this letter to CIT, at which time the amendments to the Loan Agreement set forth above shall become effective. A signature page of this letter executed and transmitted via facsimile SHALL be deemed an original for all purposes

                                            Very truly yours,

                                            THE CIT GROUP/BUSINESS CREDIT, INC.

                                            By:/s/Scott Kennedy
                                            Title: Vice President

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Mendocino Brewing Company, Inc. Releta
Brewing Company LLC October 31, 2004
Page 3

Agreed to this 31st day of October, 2004:

MENDOCINO BREWING COMPANY, INC.

By : /s/ Mahadevan Narayanan                   By : /s/ Yashpal Singh
    ------------------------                        -----------------
     Title: Chief Financial Officer                 Title: President